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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                February 20, 2002
                Date of Report (Date of earliest event reported)


                                 NCH CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                   1-5838                     75-0457200
(State or other jurisdiction    (Commission File              (IRS Employer
     of incorporation)               Number)                Identification No.)

                            2727 Chemsearch Boulevard
                                   Irving, Texas                   75062
                     (Address of principal executive offices)    (Zip code)
                                 (972) 438-0211
              (Registrant's telephone number, including area code)



Items 1, 2, 3, 4, 6, 8 and 9

         Not applicable.

Item 5.  OTHER EVENTS.

(a) On February 20, 2002, NCH Corporation (the "Company") announced that it had requested that the NYSE delist its common stock from the NYSE. A copy of the press release announcing the delisting request is attached hereto as Exhibit 99.1. The Company requested that its shares be delisted at this time because the company no longer meets the requirements for listing established by the NYSE,
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         including the number of shares publicly held and the market value of publicly held shares.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of business acquired.  Not applicable.

(b)      Pro forma financial information.  Not applicable.

(c)      Exhibits

         99.1     Press Release dated February 20, 2002.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 20, 2002               NCH CORPORATION
                                       By:  /s/ Joe Cleveland
                                            -----------------------------------
                                            Name:  Joe Cleveland
                                            Title: Vice President and Secretary



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                                INDEX TO EXHIBITS


      EXHIBIT
      NUMBER             DESCRIPTION
      -------            -----------

        99.1             Press Release dated February 20, 2002.




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